UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22, 2019 (November 21, 2019)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

0-26176

(Commission File Number)

Nevada (State or other jurisdiction of incorporation or organization))	88-0336997 (I.R.S. Employer Identification No.)

9601 South Meridian Boulevard Englewood, Colorado (Address of principal executive offices)	80112 (Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 21, 2019, DISH Network Corporation (“DISH Network”) entered into a Standby Purchase Agreement (the “Standby Purchase Agreement”) with Charles W. Ergen (the “Standby Purchaser”), pursuant to which the Standby Purchaser has agreed to purchase, at the subscription price of $33.52 per share of Class A common stock, any and all shares of DISH Network Class A common stock, par value $0.01 per share (the “Class A Common Stock”), not subscribed for by the holders of DISH Network’s Eligible Securities (as defined in Item 8.01 below) pursuant to the exercise of their subscription rights in connection with the rights offering (the “Rights Offering”) described in Item 8.01 below. The Standby Purchaser is the Chairman and controlling stockholder of DISH Network.

No fees or other consideration will be paid by DISH Network to the Standby Purchaser in consideration of his commitment to purchase any and all unsubscribed shares of Class A Common Stock following the Rights Offering. Any shares of Class A Common Stock issued to the Standby Purchaser in connection with the Standby Purchase Agreement described above will be “restricted securities” as that term is defined in Rule 144 under the Securities Act of 1933, as amended. The Standby Purchaser is a current stockholder of DISH Network and has informed DISH Network that he intends to fully exercise all subscription rights allocated in respect of Eligible Securities of DISH Network that he beneficially owns. In light of the Standby Purchase Agreement, DISH Network anticipates that it will receive gross proceeds of approximately $1 billion if the Rights Offering is completed.

The Standby Purchase Agreement contains other provisions, including conditions to closing, termination rights, and representations, warranties and covenants of DISH Network and the Standby Purchaser, that are customary for agreements of this type.

DISH Network is filing the Standby Purchase Agreement as Exhibit 10.1 to this Current Report on Form 8-K. The Standby Purchase Agreement is incorporated by reference herein and the summary set forth above is qualified by reference to the full text of the Standby Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

The information described under Item 1.01 above with regard to the Standby Purchase Agreement is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 22, 2019, DISH Network issued a press release announcing the commencement of its previously announced Rights Offering. A copy of the press release is attached hereto as Exhibit 99.8 and incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01 and Exhibit 99.8 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On November 22, 2019, DISH Network announced the commencement of its previously announced Rights Offering to raise proceeds of approximately $1 billion. All holders of DISH Network’s Class A Common Stock, Class B common stock and outstanding convertible notes (the “Eligible Securities”) are being granted the right to participate in the Rights Offering and subscribe for newly-issued shares of DISH Network's Class A Common Stock on a pro rata basis. The Rights Offering is being made pursuant to DISH Network’s Registration Statement on Form S-3 (File No. 333-234552) (the “Registration Statement”) that was previously filed with the Securities and Exchange Commission (the “SEC”) and became effective on November 7, 2019, and the prospectus supplement relating the Rights Offering filed with the SEC on November 22, 2019 (together with the accompanying prospectus, the “Prospectus”).

In connection with this Rights Offering, DISH Network is filing certain ancillary agreements as Exhibits 4.1, 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement, to which the Prospectus is a part. Also in connection with the Rights Offering, DISH Network is filing as Exhibit 5.1, the opinion of Timothy A. Messner, in connection with the issuance of the subscription rights and the underlying Class A Common Stock issuable upon exercise of the subscription rights.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of the Prospectus, copies of which will be mailed to all record holders of Eligible Securities and can be accessed through the SEC’s website at www.sec.gov. A copy of the Prospectus may also be obtained from the information agent, Georgeson LLC, toll free at (877) 278-4751. Additional information regarding the Rights Offering is set forth in the Prospectus filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements about the benefits of the rights offering, including future DISH Network’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of DISH Network to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. More information about such risks, uncertainties and other factors is set forth in DISH Network Corporation’s Disclosure Regarding Forward-Looking Statements included in its recent filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2018 and any subsequent quarterly reports on Form 10-Q. Risks and uncertainties relating to the proposed transaction include, but are not limited to, the possibility that the rights offering will not be completed, adverse effects on the market price of DISH Network Corporation’s Class A Common Stock and adverse effects on DISH Network’s operating results for any reason. The forward-looking statements speak only as of the date made, and DISH Network expressly disclaims any obligation to update these forward-looking statements. Nothing herein shall be deemed to be a forecast, projection or estimate of the future financial performance of DISH Network following the completion of the Rights Offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 4.1	Form of Subscription Rights Certificate.
Exhibit 5.1	Opinion of Timothy A. Messner.
Exhibit 10.1	Standby Purchase Agreement.
Exhibit 23.2	Consent of Timothy A. Messner (included in Exhibit 5.1 hereto).
Exhibit 99.1	Form of Instructions for Use of Subscription Rights Certificates.
Exhibit 99.2	Form of Letter to Holders who are Registered Holders.
Exhibit 99.3	Form of Letter to Custodian Banks, Brokers, Dealers and Other Nominee Holders.
Exhibit 99.4	Form of Letter to Clients for Use by Custodian Banks, Brokers, Dealers and Other Nominee Holders.
Exhibit 99.5	Form of Notice of Guaranteed Delivery for Subscription Rights Certificates.
Exhibit 99.6	Form of Beneficial Holder Election Form.
Exhibit 99.7	Form of Nominee Holder Certification.
Exhibit 99.8	Press Release “DISH Network Commences Rights Offering,” dated November 22, 2019.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

Date: November 22, 2019	By:	/s/ Timothy A. Messner
Timothy A. Messner
Executive Vice President and General Counsel